UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2023

VAHANNA TECH EDGE ACQUISITION I CORP.

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-41094	98-1600102
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1230 Avenue of the Americas, 16th Floor New York, NY	10020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (347) 745-6448

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	VHNAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	VHNA	The Nasdaq Stock Market LLC
Warrants, each exercisable to purchase one Class A ordinary share for $11.50 per share	VHNAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into A Material Definitive Agreement.

On February 10, 2023, Vahanna Tech Edge Acquisition I Corp., a British Virgin Islands business company (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Vahanna Merger Sub Corp., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), and Roadzen, Inc., a Delaware corporation (“Roadzen”).

Pursuant to the terms of the Merger Agreement, at the closing (the “Closing”) of the transactions contemplated thereby (the “Transactions”), a business combination between the Company and Roadzen will be effected through the merger of Merger Sub with and into Roadzen, with Roadzen surviving as a wholly-owned subsidiary of the Company (the “Merger”). In connection with the Merger, the Company will change its name to Roadzen Inc. (“New Roadzen”). Immediately prior to the effective time of the Merger (the “Effective Time”), each outstanding share of Roadzen common stock, including common stock converted from Existing Roadzen Preferred Stock (as defined below) immediately prior to the closing (collectively, the “Existing Roadzen Common Stock”), will be cancelled and converted into the right to receive a pro rata portion (on a fully-diluted basis) of an aggregate amount of 68,300,000 ordinary shares of New Roadzen, par value $0.0001 per share (“New Roadzen Ordinary Shares”). In addition, a certain number of the 68,300,000 New Roadzen Ordinary Shares will be reserved for future issuance following the Closing upon conversion, exercise, vesting and/or settlement of certain Roadzen RSUs (as defined below), Roadzen Warrants, and Roadzen Additional Equity Securities (as defined below) that will be assumed by New Roadzen at the Closing, in each case, pursuant to the terms and subject to the conditions set forth in the Merger Agreement. Each share of Existing Roadzen Common Stock owned by Roadzen as treasury stock will be canceled for no consideration.

Pursuant to the terms of the Merger Agreement, if the holders of less than 12,000,000 Class A ordinary shares of the Company (“Class A Ordinary Shares”) have validly elected to redeem such shares as of two (2) business days immediately prior to the meeting of Company shareholders convened for the purposes of obtaining shareholder approval of the Merger (the “Company Shareholder Meeting”), and following (and subject to) receipt of shareholder approval of the Domestication (as defined below) at the Company Shareholder Meeting (the “Domestication Proposal”), at least one (1) business day prior to the Merger, Vahanna will continue out of the British Virgin Islands and become domesticated as a corporation in the State of Delaware (the “Domestication”) pursuant to Section 184 of the BVI Business Companies Act (as revised, the “BVIBCA”) and Section 388 of the General Corporation Law of the State of Delaware (as amended), respectively, and in connection therewith, adopt, upon the Domestication taking effect, a certificate of incorporation (the “Interim Charter”) in place of the memorandum and articles of association currently registered by the Registrar of Corporate Affairs in the British Virgin Islands (the “Existing Charter”), and which will remove or amend those provisions of the Existing Charter that terminate or otherwise cease to be applicable as a result of the Domestication.

Assuming the Domestication Proposal is approved, and the Domestication occurs pursuant to the Merger Agreement, concurrent with the consummation of the Merger:

•

each share of Class A Common Stock (as converted from Class A Ordinary Shares pursuant to the Domestication) will convert automatically, on a one-for-one basis, into one share of common stock, par value $0.0001 per share, of New Roadzen (“New Roadzen Common Stock”);

•

each share of Class B Common Stock (as converted from Class A Ordinary Shares pursuant to the Domestication) of the Company will convert automatically, on a one-for-one basis, into one share of New Roadzen Common Stock;

•

each private placement warrant previously sold by the Company to the Sponsor (as defined below) in connection with its initial public offering (the “IPO”) will convert automatically, on a one-for-one basis, into an equivalent warrant of New Roadzen to acquire one share of New Roadzen Common Stock;

•

each redeemable warrant sold as part of the units offered in the Company’s IPO (each a “Public Warrant”) will convert automatically, on a one-for-one basis, into an equivalent warrant of New Roadzen to acquire one share of New Roadzen Common Stock; and

•

each unit sold in the Company’s IPO will automatically be separated into its underlying shares of New Roadzen Common Stock and Public Warrants, with any fractional Public Warrant being forfeited for no consideration.

Equity Conversions

Immediately prior to the Effective Time, each outstanding share of Roadzen’s preferred stock (the “Existing Roadzen Preferred Stock”) will convert into one share of Existing Roadzen Common Stock on a one-for-one basis (the “Preferred Conversion”).

In addition, as of the Effective Time:

•

each existing Roadzen restricted stock unit (“Roadzen RSU”), whether vested or unvested, that is outstanding immediately prior to the Effective Time, will be assumed and converted into a restricted stock unit of New Roadzen with respect to a pro rata portion (on a fully-diluted basis) of 68,300,000 New Roadzen Ordinary Shares based on the number of shares of Existing Roadzen Common Stock subject to such Roadzen RSU immediately prior to the Effective Time.

•

each existing warrant representing a right to acquire Existing Roadzen Common Stock (“Roadzen Warrant”) that is outstanding immediately prior to the Effective Time will be assumed and converted into an equivalent warrant to acquire a pro rata portion (on a fully-diluted basis) of 68,300,000 New Roadzen Ordinary Shares based on the number of shares of Existing Roadzen Common Stock subject to such Roadzen Warrant immediately prior to the Effective Time.

•

each equity security of Roadzen (other than Existing Roadzen Common Stock, Existing Roadzen Preferred Stock, Roadzen Warrants and Roadzen RSUs) (“Roadzen Additional Equity Security”), whether vested or unvested, that is outstanding immediately prior to the Effective Time will be assumed and converted into an equivalent security with respect to a pro rata portion (on a fully-diluted basis) of 68,300,000 New Roadzen Ordinary Shares based on the number of shares of Existing Roadzen Common Stock subject to such Roadzen Additional Equity Security immediately prior to the Effective Time.

Representations and Warranties

The Merger Agreement contains customary representations and warranties of the parties thereto with respect to, among other things, (a) corporate organization and qualification, (b) capital structure, (c) authorization to enter into the Merger Agreement, (d) financial statements, (e) absence of undisclosed liabilities, (f) consents and governmental approvals, (g) permits (h) material contracts, (i) absence of changes, (j) litigation, (k) compliance with applicable laws, (l) employee plans, (m) environmental matters, (n) labor matters and (o) insurance. The representations and warranties of the parties do not survive the Closing.

Covenants

The Merger Agreement includes covenants of Roadzen with respect to the operation of the business prior to the consummation of the Merger. The Merger Agreement also contains additional covenants of the parties, including, among others, (a) to make appropriate filings pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR”), (b) the use of reasonable best efforts to consummate the Merger as promptly as practicable and (c) preparation and filing of a registration statement on Form S-4 relating to the Merger and containing a proxy statement of the Company (the “Registration Statement / Proxy Statement”).

The Merger Agreement also contains exclusivity provisions prohibiting (a) Roadzen and its subsidiaries from initiating, soliciting, entertaining or otherwise knowingly encouraging an Acquisition Proposal (as defined in the Merger Agreement) (subject to limited exceptions specified therein) or entering into any contracts or agreements in connection therewith and (b) the Company from issuing an indication of interest, memorandum of understanding, letter of intent or other similar agreement with respect to a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination other than with respect to the transactions with Roadzen contemplated by the Merger Agreement.

New Incentive Plan

In connection with the Closing, the Company will adopt the New Incentive Plan (as defined in the Merger Agreement) subject to the Company’s receipt of requisite shareholder approval.

Conditions to Consummation of the Transactions

Consummation of the Transactions is generally subject to customary conditions of the respective parties, and conditions customary to special purpose acquisition companies, including (a) expiry or termination of all applicable waiting periods under HSR, (b) the absence of any law or governmental order, threatened or pending, preventing the consummation of the Merger, (c) the effectiveness of the Registration Statement / Proxy Statement, (d) the New Roadzen Ordinary Shares to be issued in the Merger having been listed on the Nasdaq Stock Exchange LLC (“Nasdaq”) upon the Closing, and otherwise satisfying the applicable listing requirements of Nasdaq, (e) receipt of shareholder approval from shareholders of each of the Company and Roadzen for consummation of the Merger, (f) funds of at least $50,000,000 being available to the Company (after giving effect to payments in respect of any redemptions by the Company’s shareholders in connection with the Merger and any financing received by Roadzen or the Company prior to Closing, and prior to an payment of any unpaid transaction expenses of the parties), (g) the consummation of the Domestication, if applicable, (h) the consummation of Roadzen’s acquisitions of Global Insurance Management Limited and National Automobile Club, each of which Roadzen has signed a definitive agreement to acquire, and (i) receipt of executed Lock-up Agreements from equityholders of Roadzen. In addition, Roadzen also has the right to not consummate the Merger if the Company has net tangible assets following the redemptions of less than $5,000,001.

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances prior to the Closing, including by mutual written consent, by written notice from either the Company or Roadzen to the other if the Company’s or Roadzen’s shareholders have not approved the Merger Agreement and the transaction contemplated thereby, or if the Transactions have not been consummated on or prior to August 26, 2023 (subject to extensions for delays as set forth in the Merger Agreement).

A copy of the Merger Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement and the Transactions is not complete and is subject to, and qualified in its entirety by, reference to the actual agreement. The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Merger Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. In particular, the assertions embodied in the representations and warranties in the Merger Agreement were made as of a specified date, are modified or qualified by information in one or more confidential disclosure schedules prepared in connection with the execution and delivery of the Merger Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Merger Agreement are not necessarily characterizations of the actual state of facts about the Company, Roadzen or the other parties at the time they were made or otherwise and should only be read in conjunction with the other information that the Company makes publicly available in reports, statements and other documents filed with the Securities and Exchange Commission (the “SEC”).

Support Agreement

In connection and concurrent with the execution of the Merger Agreement, certain holders representing (a) at least a majority of the outstanding shares of Existing Roadzen Common Stock and of Existing Roadzen Preferred Stock, voting together as a single class, and (b) at least a majority of the outstanding shares of Existing Roadzen Preferred Stock, voting as a separate class, (collectively, the “Supporting Holders”) entered into a Support Agreement with the Company (the “Support Agreement”). Under the Support Agreement, the Supporting Holders agreed, among other things, to execute and deliver a written consent (a) adopting the Merger Agreement and the consummation of the Transactions, and (b) to effect the Preferred Conversion, in each case, not later than three (3) business days after the Registration Statement / Proxy Statement is declared effective by the SEC.

A copy of the Support Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Support Agreement is not complete and is subject to, and qualified in its entirety by reference to, the full text thereof filed herewith.

Sponsor Support Agreement

In connection and concurrent with the execution of the Merger Agreement, Vahanna LLC, a Delaware limited liability company (“Sponsor”), and Roadzen entered into a support agreement with the Company (the “Sponsor Support Agreement”). Under the Sponsor Support Agreement, the Sponsor agreed to, among other things, (a) vote all ordinary shares of the Company owned by it in favor of (i) the Transactions and (ii) any proposals made by the Company to facilitate or in furtherance of the Transactions, (b) appear at any Company shareholder meeting called regarding the Transactions for purposes of constituting a quorum, (c) vote against any proposals that would materially impede the transactions contemplated by the Merger Agreement, and (d) waive certain of its anti-dilution and conversion rights.

A copy of the Sponsor Support Agreement is filed with this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference. The foregoing description of the Sponsor Support Agreement is not complete and is subject to, and qualified in its entirety by reference to, the full text thereof filed herewith.

Lock-up Agreements

In connection with the execution of the Merger Agreement, certain holders of Existing Roadzen Common Stock and Existing Roadzen Preferred Stock entered into certain lock-up agreements (the “Lock-up Agreements”) with the Company and Roadzen. Prior to the Closing, Roadzen is obligated to use reasonable best efforts to cause all remaining equityholders of Roadzen to enter into a Lock-up Agreement. Pursuant to the Lock-up Agreements, certain holders of Restricted Securities (as defined therein) have agreed, among other things, to be subject to a lock-up period which will last from the Closing until the earliest of (x) the one (1) year anniversary of consummation of the Merger, (y) the date that the closing price of the New Roadzen Ordinary Shares equals or exceeds $12.00 (as adjusted for share recapitalizations, subdivisions, reorganizations, recapitalizations and the like), for twenty (20) trading days within any thirty (30) trading day period following the 150th day following the Merger and (z) the consummation of a liquidation, merger, capital share exchange, reorganization, tender or exchange offer as the first step of a two-step transaction or other similar transaction that results in all of New Roadzen’s shareholders having the right to exchange their New Roadzen Ordinary Shares for cash, securities or other property; provided, however, that equityholders of Roadzen that held less than 5% of the equity securities of Roadzen (on a fully diluted basis) immediately prior to the Closing will be permitted to transfer and/or sell up to 25% of their New Roadzen Ordinary Shares after the date that is six (6) months following the consummation of the Merger.

A copy of the form of Lock-up Agreement is filed with this Current Report on Form 8-K as Exhibit 10.3, is incorporated herein by reference, and may include such changes as are negotiated between the parties thereto. The foregoing description of the Lock-up Agreement is not complete and is subject to, and qualified in its entirety by, reference to the form thereof filed herewith.

Item 7.01	Regulation FD Disclosure.

On February 13, 2023, the Company issued a press release announcing the execution of the Merger Agreement. The press release is furnished herewith as Exhibit 99.1 and incorporated by reference into this Item 7.01.

The foregoing (including the information presented in Exhibit 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act. The submission of the information set forth in this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Item 7.01, including the information presented in Exhibit 99.1, that is provided solely in connection with Regulation FD.

Additional Information

The proposed transactions will be submitted to shareholders of the Company for their consideration and approval at an extraordinary general meeting of shareholders. In connection with the proposed transactions, the Company filed a Registration Statement on Form S-4 (the “Registration Statement”) with the SEC on February 13, 2023, which included a proxy statement to be distributed to the Company shareholders in connection with the Company’s solicitation of proxies for the vote by the Company’s shareholders in connection with the proposed transactions and other matters as described in such Registration Statement and a prospectus relating to the offer of the securities to be issued to Roadzen’s stockholders in connection with the completion of the Merger. After the Registration Statement has been declared effective, the Company will mail a definitive proxy statement / prospectus and other relevant documents to its shareholders as of the record date established for voting on the proposed transactions. Investors, the Company’s shareholders and other interested parties are advised to read the Registration Statement, and any amendments thereto, and, when available, the definitive proxy statement in connection with the Company’s solicitation of proxies for its extraordinary general meeting of shareholders to be held to approve the proposed transaction because the Registration Statement will contain important information about the proposed transaction and the parties to the proposed transaction. Shareholders are able to obtain copies of the Registration Statement, without charge at the SEC’s website at www.sec.gov or by directing a request to: Vahanna Tech Edge Acquisition I Corp., 1230 Avenue of the Americas, 16th Floor, New York, NY 10020.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

The Company and Roadzen and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s shareholders in connection with the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, are set forth in the Registration Statement. Information regarding the directors and executive officers of the Company is contained in the Registration Statement.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or the Company’s or Roadzen’s future financial or operating performance. These forward-looking statements include, but are not limited to, statements regarding the transactions expected to be effected in connection with the Closing. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, and Roadzen and its management, as the case may be, are inherently uncertain factors that may cause actual results to differ materially from current expectations include, but are not limited to: 1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive merger agreement with respect to the business combination; 2) the outcome of any legal proceedings that may be instituted against the Company, the combined company or others following the announcement of the business combination and any definitive agreements with respect thereto; 3) the inability to complete the business combination due to the failure to obtain approval of the shareholders of the Company, to obtain financing to complete the business combination or to satisfy other conditions to closing; 4) changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the business combination; 5) the ability to meet Nasdaq’s listing standards following the consummation of the business combination; 6) the risk that the business combination disrupts current plans and operations of Roadzen as a result of the announcement and consummation of the business combination; 7) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers suppliers, labor unions and other organizations that have a role in the business of Roadzen and the ability of the combined company to retain its management and key employees; 8) costs related to the business combination; 9) changes in applicable laws or regulations; 10) the possibility that Roadzen or the combined company may be adversely affected by other economic, business and/or competitive factors; 11) Roadzen’s estimates of expenses and profitability; 12) the evolution of the markets in which Roadzen competes; 13) the ability or Roadzen to implement its strategic initiatives and continue to innovate its existing offerings; 14) the ability of Roadzen to satisfy regulatory requirements; 15) the impact of the COVID-19 pandemic and its effect on Roadzen’s and the combined company’s business and financial conditions; and 16) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Registration Statement, and other documents filed or to be filed with the SEC by the Company. Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. There may be additional risks that the Company and Roadzen presently do not know or that the Company and Roadzen currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither the Company nor Roadzen undertakes any duty to update these forward-looking statements, except as otherwise required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1†	Agreement and Plan of Merger, dated as of February 10, 2023, by and among Vahanna Tech Edge Acquisition I Corp., Vahanna Merger Sub Corp. and Roadzen, Inc. (incorporated by reference to Annex A of the Registration Statement).

10.1	Support Agreement, dated as of February 10, 2023, by and among the Company and the holders party thereto (incorporated by reference to Annex C of the Registration Statement).

10.2	Sponsor Support Agreement, dated as of February 10, 2023, by and among Vahanna LLC, Vahanna Tech Edge Acquisition I Corp. and Roadzen, Inc. (incorporated by reference to Annex D of the Registration Statement).

10.3	Form of Lock-up Agreement. (incorporated by reference to Annex E of the Registration Statement).

99.1	Press Release, dated February 13, 2023.

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

†

Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 14, 2023

VAHANNA TECH EDGE ACQUISITION I CORP.

By:	/s/ Karan Puri
Name:	Karan Puri
Title:	Chief Executive Officer